UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024 (February 27, 2024)

ISUN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495

(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 27, 2024, the Company held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, there were 27,712,612 shares of Common Stock present at the Special Meeting in person or by proxy, which represented 58.55% of the voting power of the shares of Common Stock entitled to vote at the Special Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on January 5, 2024. At the Special Meeting, the Company’s stockholders approved the following proposals, which are described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 29, 2024.

Proposal 1. To authorize the Company’s Board of Directors to amend the Company’s Certificate of Incorporation, to effect a reverse stock split of all of the Company’s outstanding shares of Common Stock, par value $0.0001 per share (the “Common Stock”), by a ratio in the range of not less than one-for-six and not more than one-for-twenty.

For	Against	Abstentions	Broker Non-Votes
23,803,783	3,877,400	31,429	(0)

Proposal 1 was approved.

Proposal 2. To authorize the Board to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 49,000,000 to 100,000,000.

Proposal 2 was withdrawn.

Proposal 3. To approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market (“Nasdaq”), the issuance of shares of the Company’s Common Stock upon conversion of the Series A Convertible Redeemable Preferred Stock issued by the Company on December 12, 2023.

For	Against	Abstentions	Broker Non-Votes
17,220,534	2,766,993	197,846	7,527,239

Proposal 3 was approved.

Proposal 4. To approve an amendment to the Certificate of Incorporation to adjust voting requirements for certain future amendments to the Certificate in accordance with recent amendments to Section 242(d) of the Delaware General Corporation Law

Proposal 4 was withdrawn.

Proposal 5. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

For	Against	Abstentions	Broker Non-Votes
23,988,641	3,608,267	115,704	(0)

Proposal 5 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2024

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer